Other Financial Liabilities (debt) (Tables)	12 Months Ended
Dec. 31, 2018
Sociedad Minera El Brocal S.A.A. [Member]
Disclosure Of Other Financial Liabilities debt [Line Items]
Disclosure Of Borrowings Explanatory [Table Text Block]
This item is made up as follows:

	December 31, 2018	December 31, 2017
	US$(000)	US$(000)
Non-current debt
Senior unsecured credit facility (a)	1,030,000	1,280,000
Less : Debt issuance cost	(7,190)	(11,512)

Total other financial liabilities	1,022,810	1,268,488

(a)
In March 2014, the Company entered into a five-year, US$1.8 billion senior unsecured credit facility with several banks led by Citibank N.A. as the administrative agent. The disbursements were mainly used to finance a portion of the Company´s expansion project.

In June 2017, the Company entered into an amendment to the senior unsecured credit facility, which extends the maturity and increased the outstanding amount by US$225 million. After the amendment, the balance of the total credit facility was US$1.5 billion. As of December 31, 2018, the Company had repaid US$470 million (US$220 million as of December 31, 2017).

The credit facility calls for amortization in four installments, with 15% of the total facility due on December 31, 2020 (fully repaid as of December 31, 2018), 15% due on June 30, 2021 (fully repaid as of December 31, 2018), 35% due on December 31, 2021 (US$505 million after the December 2018 repayment) and 35% due on June 19, 2022 (US$525 million).

Interest on the credit facility is based on the London Interbank Offered Rate (LIBOR) plus a spread (currently 1.9%) based on the Company´s total net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio, as defined in the agreement.

During the year 2018, the Company recognized charges of US$1.9 million (US$6.3 million during the year 2017) for issuance costs related to debt extinguishment caused by the early March and December 2018 payments in the statements of comprehensive income (see Note 18).

No letters of credit were issued and there are no guarantees provided for the credit facility as of December 31, 2018.

Restrictive Covenants -

The senior unsecured credit facility contains certain financial ratios that the Company must comply with on a quarterly basis, including a total net debt to EBITDA ratio and an interest coverage ratio, which are defined by the agreement. As of December 31, 2018, the Company was in compliance with all of its covenants.

Following is the movement of the changes derived from the financing activities for the year ended December 31, 2018 and 2017:

	January 01, 2017	Net Cash Flow	Others	December 31, 2017	Net Cash Flow	Others	December 31, 2018
	US$(000)	US$(000)	US$(000)	US$(000)	US$(000)	US$(000)	US$(000)

Current:
Leases	161	(161)	-	-	-	-	-

Non-current:
Senior unsecured credit facility	1,400,000	(120,000)	-	1,280,000	(250,000)	-	1,030,000
Shareholder loans	606,014	(606,014)	-	-
Debt issuance cost	(10,171)	(12,085)	10,744	(11,512)	-	4,322	(7,190)

Total liabilities from financing activities	1,996,004	(738,260)	10,744	1,268,488	(250,000)	4,322	1,022,810